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                                                                    EXHIBIT 99.1

                         MARTIN MIDSTREAM PARTNERS L.P.
                       TO ISSUE FIRST QUARTER 2003 RESULTS
                            AND HOLD CONFERENCE CALL

         KILGORE, Texas, May 7, 2003 /PRNewswire-FirstCall via COMTEX/ -- Martin Midstream Partners L.P. (Nasdaq: MMLP) today said that it plans to publicly announce its first quarter 2003 results after the market closes on Monday, May 12, 2003.

         A conference call to review the first quarter 2003 results will be held on Tuesday, May 13, 2003, at 8:00 a.m. Central Time. The conference call can be accessed by calling (877) 407-9205. An audio replay of the conference call will be available by calling (877) 660-6853 from 10:00 a.m. Central Time on May 13, 2003 through 10:59 p.m. Central Time on May 20, 2003. The access codes for the conference call and the audio replay are as follows: Account No. 1628; Conference ID No. 65953. The audio replay of the conference call will also be archived on the Internet at http://www.martinmidstream.com.

         During the conference call, management will discuss certain non-generally accepted accounting principle financial measures for which reconciliations to the most directly comparable GAAP financial measures will be provided in MMLP's announcement concerning its first quarter 2003 results and available on the investor relations page of the Company's website.

About Martin Midstream Partners

         Martin Midstream Partners provides marine transportation, terminalling, distribution and midstream logistical services for producers and suppliers of hydrocarbon products and by-products, specialty chemicals and other liquids. The Company also manufactures and markets sulfur-based fertilizers and related products and owns an unconsolidated non-controlling 49.5% limited partnership interest in CF Martin Sulphur L.P., which operates a sulfur storage and transportation business. MMLP operates primarily in the Gulf Coast region of the United States.

         Additional information concerning the Company is available via the worldwide web at http://www.martinmidstream.com.

Forward-Looking Statements

         Statements about Martin Midstream Partners' outlook and all other statements in this release other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and all references to financial estimates rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside its control, that could cause actual results to differ materially from such statements. While MMLP believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in anticipating or predicting certain important factors. Such factors are discussed in "Risks Related to our Business" in MMLP's annual report on Form 10-K for the year ended



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December 31, 2002, which was filed with the Securities and Exchange Commission on March 26, 2003. These factors include, but are not limited to: adverse weather conditions; reliance on its unconsolidated non-controlling interest in CF Martin Sulphur L.P.; the incurrence of material liabilities that are not fully covered by insurance; the price volatility and the supply availability of hydrocarbon products and by-products; restrictions in its debt agreements; the prospects for future acquisitions and its ability to make future acquisitions; the performance of acquired businesses; the seasonality of its business; the competition in the industry; changes in regulations on the federal, state and local level that are applicable to its business; the cost of attracting and retaining highly skilled personnel; the loss of significant commercial relationships with Martin Resource Management Corporation ("MRMC"); interruption in operations at its facilities; federal regulations applicable to its marine vessels and regulations effecting the domestic tank vessel industry; cost reimbursements it is required to pay to MRMC; conflicts of interest and competition with MRMC; the decisions made by and the control of its general partner; and a decision by the IRS to treat MMLP as a corporation. A discussion of these factors, including risks and uncertainties, is set forth from time to time in the Company's filings with the Securities and Exchange Commission. Martin Midstream Partners disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future event, or otherwise.

Contacts:

Robert D. Bondurant, Executive Vice President and Chief Financial Officer of Martin Midstream GP LLC, the Company's general partner, (903) 983-6200.